Janus Investment Fund (CIK: 0000277751)

Janus Henderson U.S. Dividend Income Fund, Class T Shares

This submission is being made solely to obtain identifiers for shares of Janus Henderson U.S. Dividend Income Fund, Class T Shares, which are being registered.

Any questions on this submission should be directed to Matthew R. DiClemente, Esq. of Stradley Ronon Stevens & Young, LLP at 215-564-8173.